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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-77557.


                                                         /s/ Arthur Andersen LLP
Boston, Massachusetts
June 20, 2000